UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

SONTRA MEDICAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	000-23017	41-1649949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Forge Parkway

Franklin, Massachusetts 02038

(Address of Principal Executive Offices) (Zip Code)

(508) 553-8850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 26, 2004, Sontra Medical Corporation (the “Registrant”) announced initial human clinical results from a twenty patient study that evaluated the immune response induced by using the Registrant’s SonoPrep® skin permeation device to facilitate the transdermal delivery of the antigenic proteins, tetanus toxoid and candida albicans (yeast).

A copy of the press release issued by the Registrant concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On November 1, 2004, the Registrant announced that clinical results presented at the Diabetes Technology Meeting held in October in Philadelphia PA, demonstrate that its continuous non-invasive glucose monitoring system, being developed in collaboration with Bayer Diagnostics, reliably detected real-time changes in the blood glucose levels of patients with diabetes.

A copy of the press release issued by the Registrant concerning the foregoing is filed herewith as Exhibit 99.2 and is incorporated herein by reference. A copy of the clinical data and results presented at the Diabetes Technology Meeting on October 28, 2004 is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed with this Form 8-K:

99.1	Press Release of the Registrant, dated October 26, 2004.

99.2	Press Release of the Registrant, dated November 1, 2004.

99.3	Continuous Transdermal Glucose Monitoring Clinical Data and Results, presented October 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sontra Medical Corporation

	By:	/s/ Sean F. Moran
Date: November 2, 2004		Sean F. Moran
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, dated October 26, 2004.

99.2	Press Release of the Registrant, dated November 1, 2004.

99.3	Continuous Transdermal Glucose Monitoring Clinical Data and Results, presented October 28, 2004.